MUNIYIELD
INSURED
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000




MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD INSURED FUND, INC.


The Benefits and
Risks of
Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Insured Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Shares of MuniYield Insured Fund earned $0.844 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.96%, based on a month-end net asset value of $14.16 per share. During the same period, the total investment return on the Fund's Common Shares was +11.06%, based on a change in per share net asset value from $13.64 to $14.16, and assuming reinvestment of $0.847 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Shares was +7.41%, based on a change in per share net asset value from $13.62 to $14.16, and assuming reinvestment of $0.420 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Shares had an average yield of 4.68% for Series A, 4.68% for Series B, 4.69% for Series C, 4.50% for Series D, 4.41% for Series E, 3.90% for Series F and 4.06% for Series G.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that during the next few months, US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
At the beginning of the six-month period ended October 31, 2000, we continued to gradually restructure the Fund to have a more neutral duration in an effort to temper portfolio volatility. In doing so, our focus was to increase coupon income with the purchase of current and premium-couponed issues in the 15-year - 20-year maturity range. We initially maintained this position into the period, but because of market appreciation the duration of the Fund was reduced below what we considered neutral. Also, because of reduced new issuance, we believed that it would be prudent to return duration to a slightly higher level. We focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened level of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we anticipate that we will maintain our current fully invested position in an effort to enhance shareholder income. We believe that any increase in duration will likely generate incremental yield to shareholders with limited associated increase in price volatility.


In Conclusion
We thank you for your support of MuniYield Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager

November 30, 2000





MuniYield Insured Fund, Inc., October 31, 2000

PROXY RESULTS
During the six-month period ended October 31, 2000, MuniYield
Insured Fund, Inc. Common Stock's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

                                                                  Shares Voted  Shares Withheld
                                                                      For         From Voting
1. To elect the Fund's Directors:         Terry K. Glenn           58,902,778      1,291,438
                                          Joe Grills               58,887,869      1,306,347
                                          Robert S. Salomon Jr.    58,903,745      1,290,471
                                          Stephen B. Swensrud      58,887,091      1,307,125
                                          Arthur Zeikel            58,880,056      1,314,160
                                                                     Shares Voted    Shares Voted   Shares Voted
                                                                         For           Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                   59,187,550       312,634         694,031

During the six-month period ended October 31, 2000, MuniYield
Insured Fund, Inc. Preferred Stock's (Series A - G) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

                                                                  Shares Voted    Shares Withheld
                                                                      For           From Voting
1. To elect the Fund's Board of Directors:    Terry K. Glenn          16,090             42
                                              Joe Grills              16,090             42
                                              Walter Mintz            16,090             42
                                              Robert S. Salomon Jr.   16,090             42
                                              Melvin R. Seiden        16,090             42
                                              Stephen B. Swensrud     16,090             42
                                              Arthur Zeikel           16,090             42

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                    15,795           43           292


SCHEDULE OF INVESTMENTS                                                                            (in Thousands)

                   S&P       Moody's   Face
STATE            Ratings    Ratings   Amount   Issue                                                           Value
Alabama--0.1%      A1       VMIG1++   $ 1,300  Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company
                                               Project), VRDN, Series A, 4.60% due 5/01/2022 (e)              $  1,300

Alaska--2.0%       AAA      Aaa         3,695  Alaska Energy Authority, Power Revenue Refunding
                                               Bonds (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)         3,967
                   NR*      NR*        10,000  Alaska State Housing Finance Corporation Revenue
                                               Bonds, RITR, Series 2, 7.27% due 6/01/2035 (i)(k)                10,313
                   NR*      Aaa        10,410  Alaska State Housing Finance Corporation, Revenue
                                               Refunding Bonds, RITR, Series 2, 6.92% due 12/01/2024
                                               (d)(f)(i)(k)                                                     10,427
                   A1+      VMIG1++     1,200  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                               (Exxon Pipeline Company Project), VRDN, Series A,
                                               4.55% due 12/01/2033 (e)                                          1,200

Arizona--0.4%      A1+      P1            300  Maricopa County, Arizona, Pollution Control Corporation,
                                               PCR, Refunding (Arizona Public Service Company), VRDN, Series E,
                                               4.60% due 5/01/2029 (e)                                             300
                   NR*      NR*         5,000  Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                               Project), AMT, 6.70% due 3/01/2020                                5,168

California--15.1%  AA-      Aa3         3,890  California HFA, M/F Housing III Revenue Refunding Bonds,
                                               AMT, Series A, 5.375% due 8/01/2028                               3,658
                                               California HFA, Revenue Bonds, AMT:
                   A+       Aa2         3,750     RIB, Series B-2, 8.351% due 8/01/2023 (d)(k)                   3,994
                   AAA      Aaa         1,595     Series E, 7% due 8/01/2026 (i)                                 1,646
                                               California State, GO, Refunding:
                   AA       Aa2        10,000     5.50% due 3/01/2017                                           10,277
                   AA       Aa2        10,000     5.50% due 9/01/2024                                           10,067
                   BBB+     Baa1        5,000  California Statewide Communities Development Authority,
                                               COP (Catholic Healthcare West), 6.50% due 7/01/2020               5,041


Portfolio
Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax
        (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)
                   S&P       Moody's   Face
STATE            Ratings    Ratings   Amount   Issue                                                           Value
California         AA       Aa2      $ 10,000  Foothill-De Anza, California, Community College
(concluded)                                    District, GO, 6% due 8/01/2030                                 $ 10,584
                   AA-      Aa3        15,195  Long Beach, California, Harbor Revenue Bonds, AMT,
                                               Series A, 5.25% due 5/15/2023                                    14,688
                   A+       Aa3         7,410  Los Angeles, California, Department of Water and Power,
                                               Electric Plant Revenue Refunding Bonds, 6.125% due 2/15/2019      7,782
                                               Los Angeles, California, Harbor Department
                                               Revenue Bonds, AMT:
                   NR*      Aaa         4,000     RITR, Series RI-7, 8.095% due 11/01/2026 (i)(k)                4,462
                   AAA      Aaa         6,330     Series B, 6.625% due 8/01/2019 (a)                             6,642
                   AAA      Aaa         8,725     Series B, 6.625% due 8/01/2025 (a)                             9,155
                   AAA      Aaa        12,525  Los Angeles, California, Unified School District, GO,
                                               Series A, 5.40% due 7/01/2022 (c)                                12,552
                   AAA      Aaa        15,000  Los Angeles County, California, Metropolitan Transportation
                                               Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                               Senior Series A, 6% due 7/01/2006 (i)(j)                         16,475
                   AAA      Aaa         5,000  Los Angeles County, California, Transportation Commission,
                                               Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                               7/01/2015 (c)                                                     5,171
                   AAA      Aaa         2,190  Northern California Transmission Revenue Bonds
                                               (California--Oregon Transmission Project), Series A,
                                               6.50% due 5/01/2016 (i)                                           2,298
                   NR*      Aaa         6,000  Port Oakland, California, Trust Receipts, Revenue Bonds,
                                               AMT, Class R, Series K, 7.341% due 11/01/2021 (c)(k)              6,318
                   AAA      Aaa         3,000  Sacramento, California, Municipal Utility District,
                                               Electric Revenue Bonds, Series I, 6% due 1/01/2024 (i)            3,098
                   AAA      Aaa        20,000  San Francisco, California, Bay Area Rapid Transit District,
                                               Sales Tax Revenue Refunding Bonds, 5% due 7/01/2028 (a)          18,774
                   AAA      Aaa         6,000  San Francisco, California, City and County Airport
                                               Commission, International Airport Revenue Bonds, AMT, Second
                                               Series, Issue 6, 6.60% due 5/01/2024 (a)                          6,430
                                               San Francisco, California, City and County, COP:
                   AAA      Aaa         6,000     (San Bruno Jail Number 3), 5.25% due 10/01/2026 (a)            5,859
                   AAA      Aaa         5,000     (San Francisco Courthouse Project), 5.875% due 4/01/2021 (g)   5,168
                   AAA      Aaa        10,000  San Francisco, California, City and County Sewer Revenue
                                               Bonds, Series A, 5.95% due 10/01/2025 (c)                        10,294
                   AAA      Aaa         6,895  San Jose, California, Redevelopment Agency, Tax Allocation
                                               Refunding Bonds (Merged Area Redevelopment Project),
                                               5.60% due 8/01/2019 (i)                                           7,074
                   AAA      Aaa         6,000  San Mateo County, California, Joint Powers Authority,
                                               Lease Revenue Refunding Bonds (Capital Projects Program),
                                               Series A, 4.75% due 7/15/2023 (g)                                 5,384
                                               Santa Rosa, California, Wastewater Revenue
                                               Refunding Bonds (c):
                   AAA      Aaa         3,000     Series A, 5.25% due 9/01/2016                                  3,101
                   AAA      Aaa         3,295     Series B, 6.125% due 9/01/2017                                 3,426

Colorado--0.6%     NR*      Aaa         1,000  Colorado Health Facilities Authority, Hospital Revenue
                                               Refunding Bonds (Poudre Valley Health Care), Series A,
                                               5.75% due 12/01/2023 (g)                                          1,006
                   A1+c     VMIG1++     7,050  Moffat County, Colorado, PCR, Refunding (Pacificorp
                                               Projects), VRDN, 4.60% due 5/01/2013 (a)(e)                       7,050

Connecticut--0.7%  NR*      VMIG1++       300  Connecticut State Development Authority, Health Care
                                               Revenue Refunding Bonds (Independent Living Project),
                                               VRDN, 4.10% due 7/01/2015 (e)                                       300
                   AAA      Aaa         7,695  Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                               Finance Program), Series B, 6.75% due 11/15/2023 (i)              8,034
                   A1+      VMIG1++       500  Connecticut State Health and Educational Facilities
                                               Authority Revenue Bonds (Yale University), VRDN, Series T-1,
                                               4.20% due 7/01/2029 (e)                                             500

District of        AAA      Aaa        21,100  Metropolitan Washington D.C., Airports Authority, Virginia
Columbia--1.7%                                 General Airport Revenue Bonds, AMT, Series A, 6.625%
                                               due 10/01/2019 (i)                                               22,039

Florida--0.3%      NR*      Aaa         3,500  Escambia County, Florida, Health Facilities Authority,
                                               Health Facility Revenue Bonds (Florida Health Care
                                               Facility Loan), 5.95% due 7/01/2020 (a)                           3,639
                   A1+      VMIG1++       150  Jacksonville, Florida, PCR, Refunding (Florida Power
                                               and Light Co. Project), VRDN, 4.55% due 5/01/2029 (e)               150

Georgia--0.9%      A1       VMIG1++     1,000  Burke County, Georgia, Development Authority, PCR
                                               (Georgia Power Company Plant-Vogtle Project), VRDN,
                                               4.60% due 9/01/2026 (e)                                           1,000
                   AAA      Aaa        10,000  Georgia Municipal Electric Authority, Power Revenue
                                               Refunding Bonds, Series EE, 6.40% due 1/01/2023 (a)              10,469

Hawaii--2.0%                                   Hawaii State Airports System Revenue Bonds, AMT,
                                               Second Series (i):
                   AAA      Aaa         6,000     7% due 7/01/2018                                               6,194
                   AAA      Aaa        13,970     6.75% due 7/01/2021                                           14,397
                   AAA      Aaa         5,110  Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (g)             5,302

Illinois--6.8%     AAA      Aaa        20,000  Chicago, Illinois, Board of Education, GO (Chicago
                                               School Reform Project), Series A, 5.25% due 12/01/2027 (a)       18,820
                   AAA      Aaa        16,000  Chicago, Illinois, GO, Project and Refunding, 5.25%
                                               due 1/01/2028 (c)                                                15,052
                   AAA      Aaa         2,350  Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
                                               Series A, 6.25% due 1/01/2024 (i)                                 2,410
                   AAA      Aaa         3,870  Chicago, Illinois, O'Hare International Airport,
                                               Special Facility Revenue Bonds (International Terminal),
                                               AMT, 6.75% due 1/01/2018 (i)                                      4,009
                   AAA      Aaa        12,000  Chicago, Illinois, Public Building Commission, Mortgage
                                               Revenue Bonds, Series A, 6.50% due 1/01/2018 (b)(i)              12,020
                   AAA      Aaa         9,500  Chicago, Illinois, Skyway Toll Bridge Revenue Bonds,
                                               5.50% due 1/01/2031 (a)                                           9,227
                   AAA      Aaa        12,500  Cook County, Illinois, GO, Capital Improvement,
                                               Series A, 5% due 11/15/2028 (c)                                  11,226
                   A1       VMIG1++     7,520  Illinois Health Facilities Authority, Revenue Refunding
                                               Bonds (University of Chicago Hospitals), VRDN, 4.60%
                                               due 8/01/2026 (e)(i)                                              7,520
                   AAA      Aa2         2,000  Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016      2,134
                   NR*      Aaa         6,035  Mc Lean and Woodford Counties, Illinois, Community Unit,
                                               School District Number 005, GO, Refunding, 6.375%
                                               due 12/01/2016 (g)                                                6,613

Indiana--0.4%      AAA      Aaa         2,400  Indiana State Vocational Technical College, Building
                                               Facilities Revenue Refunding Bonds (Student Fee),
                                               Series D, 6.50% due 7/01/2014 (a)                                 2,576
                   AA       NR*         3,000  Indianapolis, Indiana, Local Public Improvement Bond
                                               Bank Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020       3,165

Iowa--0.0%         AAA      Aaa           310  Iowa Financing Authority, S/F Mortgage Revenue Refunding
                                               Bonds, Series F, 6.35% due 7/01/2009 (a)(f)                         315



SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)
                   S&P       Moody's   Face
STATE            Ratings    Ratings   Amount   Issue                                                           Value
Kansas--2.0%       AAA      Aaa       $20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                               Electric Company Project), 7% due 6/01/2031 (i)                $ 20,897
                   AAA      Aaa         5,000  Kansas State Turnpike Authority, Turnpike Revenue
                                               Refunding Bonds, 5.25% due 9/01/2017 (a)                          4,917

Kentucky--1.5%     NR*      Aaa         4,715  Boone County, Kentucky, School District Finance
                                               Corporation, School Building Revenue Bonds, Series B,
                                               5.375% due 8/01/2020 (g)                                          4,622
                   NR*      NR*         6,500  Kentucky Economic Development Finance Authority,
                                               Health System Revenue Bonds (Norton Healthcare Inc.),
                                               Series A, 6.50% due 10/01/2020                                    6,309
                   AAA      Aaa         9,685  Louisville, Kentucky, Waterworks Board, Water System
                                               Revenue Refunding Bonds (Louisville Water Company),
                                               5.25% due 11/15/2022 (g)                                          9,318

Louisiana--0.6%    AAA      Aaa         7,500  Louisiana Local Government, Environmental Facilities,
                                               Community Development Authority Revenue Bonds (Capital
                                               Projects and Equipment Acquisition), Series A,
                                               6.30% due 7/01/2030 (a)                                           8,290

Maryland--0.3%     NR*      Aa2         1,795  Maryland State Community Development Administration,
                                               Department of Housing and Community Development Revenue
                                               Refunding Bonds, S/F Program, AMT, 2nd Series,
                                               6.55% due 4/01/2026                                               1,849
                   NR*      Aa3         2,085  Maryland State Community Development Administration,
                                               M/F Housing Revenue Refunding Bonds (Department of Housing
                                               and Community Development), Series C, 6.65% due
                                               5/15/2025 (d)(h)                                                  2,164

Massachusetts--    AAA      Aaa         6,640  Boston, Massachusetts, Water and Sewer Commission
5.4%                                           Revenue Bonds, Senior Series D, 4.75% due 11/01/2022 (c)          5,817
                   AAA      Aaa         5,000  Massachusetts Bay Transportation Authority Revenue Bonds
                                               (Massachusetts General Transportation System),
                                               Series A, 5% due 3/01/2023 (c)                                    4,650
                   AAA      Aaa         7,500  Massachusetts State, HFA, Housing Development Revenue
                                               Refunding Bonds, Series B, 5.40% due 12/01/2028 (i)               7,176
                   AAA      Aaa         7,130  Massachusetts State Health and Educational Facilities
                                               Authority Revenue Bonds (New England Medical
                                               Center Hospitals), Series F, 6.625% due 7/01/2025 (c)             7,436
                   AAA      Aaa        10,000  Massachusetts State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (Northeastern University),
                                               Series E, 6.55% due 10/01/2022 (i)                               10,497
                   AAA      Aaa        23,815  Massachusetts State Turnpike Authority, Metropolitan
                                               Highway System Revenue Refunding Bonds, Senior Series A,
                                               5% due 1/01/2027 (i)                                             21,832
                   AAA      Aaa         3,695  Massachusetts State Water Pollution Abatement Trust
                                               Revenue Bonds (Pool Program Bonds), Series 6, 5.50%
                                               due 8/01/2030                                                     3,647
                   AAA      Aaa        10,000  Route 3 North Transit Improvement Association,
                                               Massachusetts, Lease Revenue Bonds, 5.75% due 6/15/2025 (i)      10,125

Michigan--3.0%     AAA      Aaa         2,750  Caledonia, Michigan, Community Schools, GO, Refunding,
                                               6.625% due 5/01/2014 (a)                                          2,876
                   AAA      Aaa        21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds (Detroit Edison Company Pollution
                                               Project), 6.875% due 12/01/2021 (c)                              22,607

                                               Monroe County, Michigan, PCR (Detroit Edison Company
                                               Project), AMT (i):
                   AAA      Aaa         5,000     Series CC, 6.55% due 6/01/2024                                 5,258
                   AAA      Aaa         8,500     Series I-B, 6.55% due 9/01/2024                                8,963

Minnesota--1.8%    BBB+     Baa1        4,500  Minneapolis and Saint Paul, Minnesota, Housing and
                                               Redevelopment Authority, Health Care System Revenue Refunding
                                               Bonds (Group Health Plan Inc. Project), 6.90% due 10/15/2022      4,517
                                               Minneapolis and Saint Paul, Minnesota, Metropolitan
                                               Airports Commission, Airports Revenue Bonds (c):
                   AAA      Aaa         6,275     AMT, Series B, 6% due 1/01/2018                                6,487
                   AAA      Aaa        10,000     Series A, 5.90% due 1/01/2029                                 10,278
                   AA+      Aa1         2,090  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                               Series L, 6.70% due 7/01/2020                                     2,169

Missouri--0.6%     AAA      Aaa         7,000  Kansas City, Missouri, Airport Revenue Bonds, General
                                               Improvement, Series B, 6.875% due 9/01/2004 (g)(j)                7,631

Nevada--6.7%       AAA      Aaa         7,975  Clark County, Nevada, Passenger Facilities Charge Revenue
                                               Refunding Bonds (Las Vegas McCarran International), 4.75%
                                               due 7/01/2022 (i)                                                 7,048
                                               Clark County, Neveda, School District, GO:
                   AAA      Aaa        15,000     6% due 6/15/2006 (c)(j)                                       16,137
                   AAA      Aaa        10,830     Series A, 5.50% due 6/15/2018 (i)                             10,853
                   AAA      Aaa         5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                               Project), 6.55% due 10/01/2013 (a)                                5,223
                   AAA      Aaa         3,000  Las Vegas New Convention and Visitors Authority Revenue
                                               Bonds, 6% due 7/01/2019 (a)                                       3,125
                   AAA      Aaa        20,375  Nevada State, Nevada Municipal Bond Bank, GO, Series A,
                                               5.50% due 11/01/2025 (c)                                         19,968
                                               Washoe County, Nevada, Gas Facilities Revenue Bonds
                                               (Sierra Pacific Power Company), AMT:
                   AAA      Aaa        15,000     6.65% due 12/01/2017 (a)                                      15,688
                   AAA      Aaa         5,000     6.55% due 9/01/2020 (i)                                        5,230
                   AAA      Aaa         5,000  Washoe County, Nevada, Water Facility Revenue Bonds
                                               (Sierra Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)      5,240

New Mexico--1.1%   AAA      Aaa        10,000  Farmington, New Mexico, PCR, Refunding (Southern California
                                               Edison Company), Series A, 5.875% due 6/01/2023 (i)              10,109
                   NR*      A           1,635  New Mexico Educational Assistance Foundation, Student
                                               Loan Revenue Refunding Bonds (Student Loan Program), AMT,
                                               First Sub-Series A-2, 6.65% due 11/01/2025                        1,684
                   AAA      NR*         2,285  New Mexico Mortgage Finance Authority, S/F Mortgage
                                               Revenue Bonds, AMT, Series C-2, 6.95% due 9/01/2031 (f)           2,535

New York--11.7%    AAA      Aaa         7,000  Metropolitan Transportation Authority, New York, Commuter
                                               Facilities Revenue Bonds, Series A, 6.10% due 7/01/2006 (c)(j)    7,652
                                               Metropolitan Transportation Authority, New York,
                                               Commuter Facilities Revenue Refunding Bonds, Series B:
                   AAA      Aaa        12,500     5.125% due 7/01/2024 (a)                                      11,664
                   AAA      Aaa        14,435     4.75% due 7/01/2026 (c)                                       12,597
                                               Metropolitan Transportation Authority, New York,
                                               Dedicated Tax Fund Revenue Bonds, Series A:
                   AAA      Aaa         2,000     4.75% due 4/01/2028 (c)                                        1,735
                   AAA      Aaa        10,000     5% due 4/01/2029 (g)                                           9,085
                   AAA      Aaa        10,000  Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Bonds, Series A, 5.70% due 7/01/2017 (i)      10,253



SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)
                   S&P       Moody's   Face
STATE            Ratings    Ratings   Amount   Issue                                                           Value
New York           AAA      Aaa       $15,740  Metropolitan Transportation Authority, New York,
(concluded)                                    Transit Facilities Revenue Refunding Bonds, Series B,
                                               4.75% due 7/01/2026 (c)                                        $ 13,736
                   AAA      Aaa        25,830  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds, RITR,
                                               Series FR-6, 6.795% due 6/15/2026 (i)(k)                         26,250
                                               New York City, New York, GO:
                   NR*      Aaa         5,920     RIB, Series 394, 7.44% due 8/01/2016 (i)(k)                    6,521
                   A        A2          5,500     Refunding, Series A, 6.50% due 5/15/2012                       6,114
                   A1+      VMIG1++     4,000     VRDN, Series B, 4.75% due 10/01/2022 (c)(e)                    4,000
                   A1c      VMIG1++     4,800     VRDN, Series B, Sub-Series B-6, 4.55% due 8/15/2005 (e)(i)     4,800
                                               New York State Dormitory Authority, Revenue
                                               Refunding Bonds:
                   AAA      Aaa        12,930     (City University System-Consolidated Third), Series 1,
                                                  5.25% due 7/01/2025 (c)                                       12,328
                   BBB+     Baa1        4,900     (Mount Sinai Health), Series A, 6.625% due 7/01/2019           5,176
                   AAA      Aaa         5,100     (North Shore University Hospital--Forest Hills),
                                                  5% due 11/01/2023 (i)                                          4,640
                   NR*      Aaa         4,000  New York State Mortgage Agency Revenue Bonds, AMT,
                                               24th Series, 6.05% due 4/01/2020                                  4,070
                   NR*      Aaa         9,175  Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Bonds (JFK International Air Terminal LLC),
                                               RIB, AMT, Series 353, 7.89% due 12/01/2014 (i)(k)                11,217
                                               Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Refunding Bonds (Versatile
                                               Structure Obligation), VRDN (e):
                   A1+      VMIG1++     1,100     Series 2, 4.50% due 5/01/2019                                  1,100
                   A1+      VMIG1++     1,100     Series 5, 4.55% due 8/01/2024                                  1,100

North Dakota       AAA      Aaa         2,500  Grand Forks, North Dakota, Health Care Facilities
--0.7%                                         Revenue Bonds (United Hospital Obligated Group),
                                               6.25% due 12/01/2024 (i)                                          2,579
                   NR*      Aa3         6,720  North Dakota State Housing Finance Agency, Home
                                               Mortgage Revenue Refunding Bonds (Housing Finance Program),
                                               AMT, Series A, 6.40% due 7/01/2020                                6,964

Ohio--0.2%         AAA      Aaa         2,500  Ohio State Higher Educational Facilities Commission,
                                               Mortgage Revenue Bonds (University of Dayton
                                               Project), 6.60% due 12/01/2017 (c)                                2,672

Oklahoma - 2.7%                                Oklahoma State Industries Authority, Revenue
                                               Refunding Bonds (i):
                   AAA      Aaa        12,000     (Health System--Obligation Group), Series A,
                                                  5.75% due 8/15/2029                                           11,949
                   A1+      VMIG1++    23,500     (Integris Baptist), VRDN, Series B, 4.60% due
                                                  8/15/2029 (e)                                                 23,500

Oregon--1.5%       AA       Aa2         3,535  Clackamas County, Oregon, School District Number 62,
                                               Oregon City, GO, 5.50% due 6/15/2020                              3,548
                   AAA      Aaa         3,140  Oregon State Department of Administrative Services,
                                               COP, Series A, 6.25% due 5/01/2017 (a)                            3,396
                   NR*      Aaa         7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB,
                                               Series 386, 6.79% due 8/01/2020 (c)(k)                            8,161
                                               Portland, Oregon, Urban Renewal and Redevelopment,
                                               Tax Allocation Bonds (Oregon Convention Center),
                                               Series A (a):
                   NR*      Aaa         3,170     5.75% due 6/15/2016                                            3,311
                   NR*      Aaa         1,000     5.75% due 6/15/2017                                            1,038

Pennsylvania       AAA      Aaa        12,000  Pennsylvania Intergovernmental Cooperative Authority,
--0.8%                                         Special Tax Refunding Bonds (Philadelphia Funding Program),
                                               4.75% due 6/15/2023 (c)                                          10,521

South Carolina--   AAA      Aaa        10,000  Piedmont Municipal Power Agency, South Carolina,
1.5%                                           Electric Revenue Refunding Bonds, Series A, 4.75%
                                               due 1/01/2025 (i)                                                 8,644
                   AAA      Aaa         7,000  Spartanburg County, South Carolina, Hospital Facilities
                                               Revenue Refunding Bonds (Spartanburg General Hospital
                                               System), Series A, 6.625% due 4/15/2022 (g)                       7,281
                   NR*      NR*         4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                               Facilities Revenue Bonds (BMW Project), AMT,
                                               7.55% due 11/01/2024                                              4,446

Tennessee--2.2%    AAA      Aaa         5,000  Chattanooga, Tennessee, Industrial Development Board,
                                               Lease Rent Revenue Bonds (Southside Redevelopment
                                               Corporation), 5.625% due 10/01/2030 (a)                           5,005
                   AAA      Aaa         3,255  Johnson City, Tennessee, Health and Educational
                                               Facilities Board, First Mortgage, Hospital Revenue Refunding
                                               Bonds (Mountain States Health), Series A, 6.50% due
                                               7/01/2014 (i)                                                     3,638
                                               Johnson City, Tennessee, Health and Educational Facilities
                                               Board, Hospital Revenue Refunding Bonds (b)(i):
                   AAA      Aaa           810     Series A, 6.75% due 7/01/2016                                    838
                   AAA      Aaa         3,010     Series B, 6.75% due 7/01/2016                                  3,115
                   NR*      VMIG1++     8,100  Sevier County, Tennessee, Public Building Authority
                                               Revenue Bonds (Local Government Public Improvement), VRDN,
                                               Series IV-1, 4.65% due 6/01/2023 (e)(g)                           8,100
                   AA       A1          4,490  Tennessee HDA, Mortgage Finance Revenue Bonds, AMT,
                                               Series A, 6.90% due 7/01/2025                                     4,642
                                               Tennessee HDA, Revenue Bonds (Homeownership Program),
                                               AMT, Series 2C:
                   AA       Aa2         1,795     6.05% due 7/01/2012                                            1,871
                   AA       Aa2         2,250     6.15% due 7/01/2014                                            2,330

Texas--9.0%        AAA      Aaa         1,880  Bexar, Texas, Metropolitan Water District, Waterworks
                                               System Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)           1,978
                   AAA      Aaa        11,500  Brazos River Authority, Texas, PCR, Refunding (Texas
                                               Utilities Electric Company Project), AMT, 6.50% due
                                               12/01/2027 (a)                                                   11,852
                   AAA      Aaa         3,800  Brazos River Authority, Texas, PCR (Texas Utilities
                                               Electric Company Project), AMT, Series A, 6.75% due
                                               4/01/2022 (a)                                                     3,957
                   AAA      Aaa         7,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                               (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)      7,290
                                               Harris County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Refunding Bonds
                                               (Methodist Hospital), VRDN (e):
                   A1+      NR*           500     4.60% due 12/01/2025                                             500
                   A1+      NR*           400     4.60% due 12/01/2026                                             400
                   AAA      Aaa         6,885  Houston, Texas, Airport System Revenue Bonds, AMT,
                                               Sub-Lien, Series A, 6.75% due 7/01/2021 (c)                       7,095
                                               Houston, Texas, Airport System Revenue Refunding Bonds,
                                               Sub-Lien (g):
                   AAA      Aaa         9,500     AMT, Series A, 5.70% due 7/01/2030                             9,247
                   AAA      Aaa        16,000     Series B, 5.50% due 7/01/2030                                 15,610
                   AAA      Aaa         1,295  Houston, Texas, Water and Sewer System Revenue Bonds,
                                               Series A, 6.375% due 12/01/2022 (i)                               1,359
                   AAA      Aaa        10,000  Houston, Texas, Water and Sewer System, Revenue
                                               Refunding Bonds, Series A, 5% due 12/01/2028 (g)                  9,036



SCHEDULE OF INVESTMENTS (concluded)                                                                (in Thousands)
                   S&P       Moody's   Face
STATE            Ratings    Ratings   Amount   Issue                                                           Value
Texas              AAA      Aaa       $11,795  Matagorda County, Texas, Navigation District Number 1,
(concluded)                                    Revenue Refunding Bonds (Houston Light and Power Company),
                                               Series A, 6.70% due 3/01/2027 (a)                              $ 12,284
                   AAA      Aaa         2,065  Pflugerville, Texas, Independent School District,
                                               GO, 5.50% due 8/15/2026                                           2,020
                                               Sabine River Authority, Texas, PCR, Refunding (Texas
                                               Utilities Electric Company Project):
                   AAA      Aaa         1,500     6.55% due 10/01/2022 (c)                                       1,559
                   A1+c     VMIG1++    12,650     VRDN, Series A, 4.60% due 3/01/2026 (a)(e)                    12,650
                   AAAr     Aaa        10,000  Travis County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds, RITR, Series 4,
                                               6.94% due 11/15/2024 (a)(k)                                      10,158
                   AAA      Aaa        11,240  University of Houston, Texas, University Revenue Bonds,
                                               5.50% due 2/15/2030 (i)                                          11,015

Utah--0.3%         AAA      Aaa         4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT,
                                               Series A, 6.125% due 12/01/2022 (c)                               4,083

Vermont--0.3%      AAA      Aaa         3,400  Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B,
                                               6.30% due 11/01/2019 (g)                                          3,511

Virginia--0.8%     AAA      Aaa         5,540  Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)            5,949
                   AA+      Aa1         4,330  Virginia State, HDA, Commonwealth Mortgage Revenue
                                               Bonds, AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026        4,460

Washington--13.5%  AAA      Aaa        15,000  Central Puget Sound, Washington, Regional Transit
                                               Authority, Sales Tax and Motor Revenue Bonds,
                                               4.75% due 2/01/2028 (c)                                          12,842
                   AAA      Aaa         6,595  Chelan County, Washington, Public Utility District No. 001,
                                               Consolidated Revenue Refunding Bonds (Chelan Hydro),
                                               AMT, Series B, 6.35% due 7/01/2026 (i)                            6,883
                   AA+      Aa1        10,550  Port Seattle, Washington, GO, AMT, Series B, 5.75% due
                                               12/01/2025                                                       10,453
                                               Port Seattle, Washington, Revenue Bonds (i):
                   AAA      Aaa         1,600     AMT, Series B, 6% due 2/01/2015                                1,704
                   AAA      Aaa        20,000     Series A, 5.50% due 2/01/2026                                 19,597
                   AAA      Aaa        10,000  Radford Court Properties, Washington, Student Housing
                                               Revenue Bonds, 5.75% due 6/01/2032 (i)                           10,057
                   AAA      Aaa         9,250  Seattle, Washington, Municipal Light and Power Revenue
                                               Bonds, 6% due 10/01/2024 (i)                                      9,592
                   AAA      Aaa        10,000  Seattle, Washington, Water System Revenue Bonds,
                                               5.25% due 3/01/2024 (c)                                           9,497
                   AAA      Aaa         5,000  Snohomish County, Washington, Public Utility District
                                               Number 001, Electric Revenue Bonds (Generation System),
                                               AMT, Series B, 5.80% due 1/01/2024 (i)                            5,002
                   AAA      Aaa        11,750  Snohomish County, Washington, Public Utility District
                                               Number 001, Electric Revenue Refunding Bonds, 5.375%
                                               due 12/01/2024 (g)                                               11,327
                   AAA      Aaa         7,875  Spokane, Washington, Lease Revenue Refunding Bonds
                                               (Financing Multi-Purpose Arena Project), AMT, Series A,
                                               6.60% due 1/01/2014 (a)                                           8,172
                   AAA      Aaa         8,705  Tacoma, Washington, Solid Waste Utility Revenue Refunding
                                               Bonds, Series B, 5.50% due 12/01/2019 (a)                         8,613
                   AAA      Aaa         2,000  University of Washington Alumni Association, Lease
                                               Revenue Bonds (University of Washington Medical
                                               Center-Roosevelt II), 6.25% due 8/15/2012 (g)                     2,114
                                               Washington State, GO:
                   NR*      Aaa         7,965     RIB, Series 390, 7.29% due 1/01/2017 (g)(k)                    8,856
                   AAA      Aaa        14,860     Series C, 5% due 1/01/2022 (c)                                13,814
                   AAA      Aaa         2,500  Washington State Health Care Facilities Authority,
                                               Revenue Refunding Bonds (Virginia Mason Obligation Group--
                                               Seattle), 6.30% due 2/15/2017 (i)                                 2,579
                   NR*      Aaa         4,000  Washington State Housing Finance Commission Revenue
                                               Bonds (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (f)     4,136
                   AAA      Aaa        13,095  Washington State Public Power Supply System, Revenue
                                               Refunding Bonds (Nuclear Project Number 1), Series A,
                                               6.25% due 7/01/2017 (i)                                          13,495
                   AAA      Aaa        20,000  Washington State, Various Purpose, GO, Series A,
                                               5.625% due 7/01/2025 (i)                                         19,985

West Virginia      AAA      Aaa         4,425  Harrison County, West Virginia, County Commission
--0.4%                                         for Solid Waste Disposal Revenue Bonds (Monongahela Power),
                                               AMT, Series C, 6.75% due 8/01/2024 (a)                            4,732

Wisconsin--2.6%    AA       Aa2           475  Wisconsin Housing and EDA, Home Ownership Revenue
                                               Refunding Bonds, AMT, Series B, 6.75% due 9/01/2025                 485
                                               Wisconsin Public Power Inc., Power Supply System Revenue
                                               Bonds, Series A (i):
                   AAA      Aaa         5,000     6% due 7/01/2015                                               5,250
                   AAA      Aaa        13,685     5.75% due 7/01/2023                                           13,793
                                               Wisconsin State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (Wheaton-Franciscan
                                               Services) (i):
                   AAA      Aaa         3,955     6.50% due 8/15/2011                                            4,083
                   AAA      Aaa         2,000     6% due 8/15/2015                                               2,031
                   AAA      Aaa         8,800  Wisconsin State Transportation Revenue Bonds,
                                               Series A, 5.50% due 7/01/2017 (c)                                 8,858

                   Total Investments (Cost--$1,300,507)--102.2%                                              1,345,982

                   Liabilities in Excess of Other Assets--(2.2%)                                              (28,592)
                                                                                                           -----------
                   Net Assets--100.0%                                                                      $ 1,317,390
                                                                                                           ===========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)GNMA Collateralized.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young llp.


See Notes to Financial Statements.


MuniYield Insured Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$1,300,506,885)                               $1,345,981,691
                    Cash                                                                                          93,276
                    Receivables:
                      Interest                                                        $   23,229,705
                      Securities sold                                                      2,958,208          26,187,913
                                                                                      --------------
                    Prepaid expenses and other assets                                                             81,595
                                                                                                          --------------
                    Total assets                                                                           1,372,344,475
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                53,324,747
                      Dividends to shareholders                                              851,915
                      Investment adviser                                                     536,947          54,713,609
                                                                                      --------------
                    Accrued expenses and other liabilities                                                       241,163
                                                                                                          --------------
                    Total liabilities                                                                         54,954,772
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,317,389,703
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share
                      (17,600 shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                   $  440,000,000
                      Common Stock, par value $.10 per share (61,945,880
                      shares issued and outstanding)                                  $    6,194,588
                    Paid-in capital in excess of par                                     867,524,336
                    Undistributed investment income--net                                  12,016,476
                    Accumulated realized capital losses on investments--net             (23,989,684)
                    Accumulated distributions in excess of realized
                    capital gains--net                                                  (29,830,819)
                    Unrealized appreciation on investments--net                           45,474,806
                                                                                      --------------
                    Total--Equivalent to $14.16 net asset value per
                    share of Common Stock (market price--$12.75)                                             877,389,703
                                                                                                          --------------
                    Total capital                                                                         $1,317,389,703
                                                                                                          ==============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                              $   75,947,879
Income:

Expenses:           Investment advisory fees                                          $    6,455,057
                    Commission fees                                                        1,116,459
                    Transfer agent fees                                                      237,647
                    Accounting services                                                      148,364
                    Professional fees                                                        123,362
                    Directors' fees and expenses                                              75,246
                    Custodian fees                                                            66,056
                    Printing and shareholder reports                                          62,332
                    Listing fees                                                              61,322
                    Pricing fees                                                              21,797
                    Other                                                                     70,604
                                                                                      --------------
                    Total expenses                                                                             8,438,246
                                                                                                          --------------
                    Investment income--net                                                                    67,509,633
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                       (23,989,684)
Unrealized          Change in unrealized appreciation/depreciation
Gain (Loss) on      on investments--net                                                                       59,522,742
Investments--Net:                                                                                         --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  103,042,691
                                                                                                          ==============


                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc., October 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                      2000                1999
Operations:         Investment income--net                                            $   67,509,633      $   68,300,367
                    Realized loss on investments--net                                   (23,989,684)        (18,426,435)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                   59,522,742       (114,657,786)
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                      103,042,691        (64,783,854)
                                                                                      --------------      --------------

Dividends &         Investment income--net:
Distributions to:     Common Stock                                                      (52,468,160)        (55,416,688)
Shareholders:         Preferred Stock                                                   (18,129,302)        (11,920,330)
                    Realized gain on investments--net:
                      Common Stock                                                                --         (1,149,610)
                      Preferred Stock                                                             --           (156,238)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                --        (26,261,163)
                      Preferred Stock                                                             --         (3,569,034)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                   (70,597,462)        (98,473,063)
                                                                                      --------------      --------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends and distributions                                --           9,382,082
                                                                                      --------------      --------------

Net Assets:         Total increase (decrease) in net assets                               32,445,229       (153,874,835)
                    Beginning of year                                                  1,284,944,474       1,438,819,309
                                                                                      --------------      --------------
                    End of year*                                                      $1,317,389,703      $1,284,944,474
                                                                                      ==============      ==============

                   *Undistributed investment income--net                              $   12,016,476      $   15,104,305
                                                                                      ==============      ==============


                     See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                    For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:         2000        1999        1998       1997         1996
Per Share           Net asset value, beginning of year         $   13.64   $   16.28   $   15.84  $   15.52    $   15.46
Operating                                                      ---------   ---------   ---------  ---------    ---------
Performance:        Investment income--net                          1.09        1.10        1.15       1.15         1.18
                    Realized and unrealized gain (loss)
                    on investments--net                              .57      (2.14)         .62        .54          .15
                                                               ---------   ---------   ---------  ---------    ---------
                    Total from investment operations                1.66      (1.04)        1.77       1.69         1.33
                                                               ---------   ---------   ---------  ---------    ---------
                    Less dividends and distributions
                    to Common Stock shareholders:
                      Investment income--net                       (.85)       (.90)       (.88)      (.92)        (.91)
                      Realized gain on investments--net               --       (.02)       (.16)      (.15)        (.09)
                      In excess of realized gain on
                      investments--net                                --       (.43)          --         --           --
                                                               ---------   ---------   ---------  ---------    ---------
                    Total dividends and distributions to
                    Common Stock shareholders                      (.85)      (1.35)      (1.04)     (1.07)       (1.00)
                                                               ---------   ---------   ---------  ---------    ---------
                    Capital charge resulting from the
                    issuance of Common Stock                          --          --          --      (.01)           --
                                                               ---------   ---------   ---------  ---------    ---------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                         Investment income--net                    (.29)       (.19)       (.21)      (.25)        (.24)
                          Realized gain on investments--net           --        --++       (.08)      (.04)        (.03)
                      In excess of realized gain on
                      investments--net                                --       (.06)          --         --           --
                                                               ---------   ---------   ---------  ---------    ---------
                    Total effect of Preferred Stock activity       (.29)       (.25)       (.29)      (.29)        (.27)
                                                               ---------   ---------   ---------  ---------    ---------
                    Net asset value, end of year               $   14.16   $   13.64   $   16.28  $   15.84    $   15.52
                                                               =========   =========   =========  =========    =========
                    Market price per share, end of year        $   12.75   $  12.875   $   16.00  $ 14.8125    $   14.00
                                                               =========   =========   =========  =========    =========

Total Investment    Based on market price per share                5.94%    (12.04%)      15.55%     13.92%       10.30%
Return:*                                                       =========   =========   =========  =========    =========
                    Based on net asset value per share            11.06%     (8.42%)       9.95%      9.89%        7.76%
                                                               =========   =========   =========  =========    =========

Ratios Based on     Total expenses**                                .99%        .94%        .91%       .95%        1.12%
Average Net                                                    =========   =========   =========  =========    =========
Assets of           Total investment income--net**                 7.92%       7.26%       7.10%      7.70%        9.14%
Common Stock:                                                  =========   =========   =========  =========    =========
                    Amount of dividends to
                    Preferred Stock shareholders                   2.13%       1.27%       1.28%      1.55%        1.85%
                                                               =========   =========   =========  =========    =========
                    Investment income--net, to
                    Common Stock shareholders                      5.79%       5.99%       5.82%      6.15%        7.29%
                                                               =========   =========   =========  =========    =========

Ratios Based on     Total expenses                                  .65%        .64%        .63%       .63%         .64%
Total Average Net                                              =========   =========   =========  =========    =========
Assets:**++++       Total investment income--net                   5.22%       4.95%       4.94%      5.17%        5.22%
                                                               =========   =========   =========  =========    =========

Ratios Based on     Dividends to Preferred
Average Net         Stock shareholders                             4.11%       2.72%       2.87%      3.09%        2.45%
Assets of                                                      =========   =========   =========  =========    =========
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                 $ 877,390   $ 844,944   $ 998,819  $ 971,614    $ 701,473
                                                               =========   =========   =========  =========    =========
                    Preferred Stock outstanding,
                    end of year (in thousands)                 $ 440,000   $ 440,000   $ 440,000  $ 440,000    $ 320,000
                                                               =========   =========   =========  =========    =========
                    Portfolio turnover                           107.11%     121.88%     112.78%     98.91%      100.49%
                                                               =========   =========   =========  =========    =========

Leverage:           Asset coverage per $1,000                  $   2,994   $   2,920   $   3,270  $   3,208    $   3,192
                                                               =========   =========   =========  =========    =========

Dividends           Series A--Investment income--net           $   1,051   $     745   $     676  $     808    $     832
Per Share on                                                   =========   =========   =========  =========    =========
Preferred Stock     Series B--Investment income--net           $   1,051   $     675   $     737  $     813    $     835
Outstanding:++++++                                             =========   =========   =========  =========    =========
                    Series C--Investment income--net           $   1,063   $     752    $    673  $     812    $     841
                                                               =========   =========   =========  =========    =========
                    Series D--Investment income--net           $     986   $     637   $     728  $     789    $     865
                                                               =========   =========   =========  =========    =========
                    Series E--Investment income--net           $   1,048    $    640    $    726   $    797     $    842
                                                               =========   =========   =========  =========    =========
                    Series F--Investment income--net           $   1,010   $     664   $     750  $     706           --
                                                               =========   =========   =========  =========    =========
                    Series G--Investment income--net           $     992   $     661   $     728  $     675           --
                                                               =========   =========   =========  =========    =========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Stock average net assets.
++++++The Fund's Preferred Stock was issued on May 22, 1992 (Series
A, B, C, D and E) and January 27, 1997 (Series F and G).


See Notes to Financial Statements.


MuniYield Insured Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $1,325,510,848 and $1,307,786,568, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments           $(18,945,628)    $45,474,806
Financial futures contracts       (5,044,056)             --
                                 ------------    -----------
Total                           $(23,989,684)    $45,474,806
                                 ============    ===========

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $45,433,237, of which $47,947,159 related to appreciated securities and $2,513,922 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $1,300,548,454.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999 increased by 594,744 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.20%; Series B, 4.15%; Series C, 4.249%; Series D, 4.13%; Series E, 4.10%; Series F, 4.35%; and
Series G, 3.699%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $474,036 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carry-forward of approximately $48,420,000, of which $24,114,000 expires in 2007 and $24,306,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.



MuniYield Insured Fund, Inc., October 31, 2000


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1996 of MuniYield Insured Fund, Inc. were audited by other auditors whose report, dated December 6, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

(Ernst & Young)
MetroPark, New Jersey
December 6, 2000


IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid by MuniYield Insured Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, there were no long-term capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


MuniYield Insured Fund, Inc., October 31, 2000


QUALITY PROFILE (unaudited)



The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    84.8%
AA/Aa                                       8.0
A/A                                         0.6
BBB/Baa                                     1.1
NR (Not Rated)                              2.0
Other++                                     5.7

++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYI